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                                                                   EXHIBIT 10.20

                             AGREEMENT OF GUARANTY
                             ---------------------


       THIS AGREEMENT OF GUARANTY ("Guaranty") is made this 24th day of March, 1997, by INTEGRATED PACKAGING ASSEMBLY CORPORATION, a California corporation (the "Guarantor"), to SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a Delaware corporation ("Lender"), with reference to the following facts:

                                    RECITALS
                                    --------

       A. Concurrently herewith, Lender is making a loan in the original maximum principal amount of Six Million Seven Hundred Thousand and NO/100 Dollars ($6,700,000.00) (the "Loan") to IPAC PROPERTIES, a California corporation ("Borrower").

       B. The Loan is evidenced by that certain Promissory Note of even date herewith in the original principal sum of $6,700,000.00 (the "Note") and is secured by (i) that certain Deed of Trust, Financing Statement, Security Agreement, and Fixture Filing (with Assignment of Rents and Leases) of even date herewith and recorded in the Official Records of Santa Clara County, California (the "Deed of Trust"), encumbering certain real property located in said County and more particularly described in the Deed of Trust (the "Property"); (ii) that certain UCC-1 Financing Statement of even date herewith to be filed in the Office of the Secretary of State of the State of California; (iii) the Environmental Agreement and Indemnity and (iv) various other security documents and instruments executed by Borrower in favor of Lender. All of the foregoing documents and instruments are sometimes collectively referred to herein as the "Loan Documents".

       C. The person or entity named herein as Guarantor (or, if more than one person or entity is named herein as Guarantor, each of the persons or entities comprising Guarantor) wholly-owns all interest in Borrower, and will therefore receive a direct and substantive benefit from the Loan.

       D. Guarantor has reviewed, understood and approved all of the terms and conditions of the Note, the Deed of Trust and all of the other Loan Documents and all other documents executed in connection with the Loan, including, but not limited to, this Guaranty; Guarantor has been afforded the full and fair opportunity to consult with independent legal counsel of Guarantor own choice with respect to each and all of such matters and documents and has done so to the extent deemed appropriate by Guarantor.

       E. The execution and delivery of this Guaranty to Lender by Guarantor is a condition precedent to Lender's making the Loan, is a material inducement to Lender in making the Loan and Lender would be unwilling to make the Loan without this further assurance of payment and performance.


                                   AGREEMENT
                                   ---------

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

       1. Each of the foregoing Recitals is true and correct and is incorporated herein by this reference.

       2. Subject to the provisions of the Note limiting liability after the Lease Termination as defined in the Note and also as limited by the non-recourse language before and after Lease Termination (as defined in the Note) on page 6 of the Note of even date herewith executed by Borrower, Guarantor hereby unconditionally and irrevocably guaranties and promises, without demand by Lender therefor, to pay all sums owing by Borrower to Lender under any of the Loan Documents and to perform any and all of the terms, covenants, conditions and agreements contained in any of the Loan Documents when and as required to be paid and performed by Borrower thereunder, including, but not limited to, the obligation to make payments of principal and interest due under the Note, the obligation to repay the entire principal balance of the Note, whether at maturity, through acceleration or otherwise, the obligation to pay all other sums evidenced or secured by, or advanced to Borrower under, the Note, the Deed of Trust, or any other of the Loan Documents and the obligation to perform all of the covenants and agreements of Borrower to be performed under the Deed of Trust or any of the other Loan Documents. The liability of Guarantor hereunder shall be IN THE FULL AMOUNT AND FOR ALL OBLIGATIONS owed to Lender and any trustee under any of the Loan Documents, including any interest, late charges, default interest, costs and fees (including, without limitation, reasonable attorneys' fees) that would have accrued under the Loan Documents and all other obligations that would have been performable by Borrower under the Loan Documents but for the commencement of a case under the Bankruptcy Code or any other law governing insolvency, bankruptcy, reorganization, liquidation or like proceeding, plus interest thereon as provided in the Note, plus the attorneys' fees, costs and other expenses incurred by Lender in the enforcement of this Guaranty.

       3. If so provided in the Loan Documents, Guarantor agrees that bankruptcy, insolvency and other actions by, against or on behalf of Guarantor, or any Guarantor, as set forth therein may be declared by Lender to be events of default under the Loan Documents.

       4. The obligations of Guarantor hereunder are joint and several, and are independent of the obligations of Borrower. Guarantor expressly and specifically agrees that a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Borrower and whether or not Borrower is joined in any action against Guarantor.

       5. Guarantor hereby authorizes Lender, without notice or demand and without affecting Guarantor liability hereunder, from time to time to: (a) change or extend the time, or manner, of payment of the Note; (b) make further advances under the Note or increase or decrease the principal amount evidenced thereby; (c) change any of the terms, covenants, conditions or provisions of the Deed of Trust or any other of the Loan Documents; (d) transfer, assign or negotiate the Note and transfer and assign the Deed of Trust and other Loan Documents; (e) take and hold additional security for the payment of the Note or the performance of the Deed of Trust, and exchange, enforce, waive and release any such security; (f) release all or part of the Property from the Deed of Trust whether in accordance with any partial release provision now contained in the Deed of Trust or otherwise as Lender may determine in its discretion; (g) apply the Property secured by the Deed of Trust to the payment of the Loan and direct the order or manner of sale thereof as Lender may determine in its discretion; (h) proceed against Borrower or Guarantor on the Note without first foreclosing under the Deed of Trust; (i) accept a conveyance of all or part of the Property secured by the Deed of Trust in partial satisfaction of the indebtedness due under the Note and proceed against Borrower or Guarantor for the balance then due thereunder; (j) accept one or more substitute properties to replace any portion of the Property released from the Deed of Trust; (k) discharge or release any parties liable under the Loan Documents; (l) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of or affecting Borrower or any other guarantor or pledgor or the property of any of them; or (m) credit payments in such manner and order of priority to principal, interest or other obligations as Lender may determine in its discretion.

       6. In addition to all the other waivers agreed to and made by Guarantor as set forth in this Guaranty, by executing this Guaranty Guarantor freely, irrevocably and unconditionally waives all rights and defenses that the Guarantor may have because the Borrower's debt is secured by real property. This means, among other things:

      a. Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower.

      b.   If Lender forecloses on any real property collateral pledged by the
           Borrower:

           (i) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

           (ii) The Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

      c. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

      d. Guarantor waives the benefit of or right to assert any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof to the extent permitted by law; any part payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall also operate to toll the statute of limitations as to Guarantor;

      e. Until the obligations guaranteed hereby have been fully paid and performed, Guarantor waives the Guarantor's or other surety's rights of subrogation, reimbursement, indemnification and contribution and other rights, benefits and defenses, if any, otherwise available to Guarantor pursuant to California law, including, without limitation, the rights, benefits or defenses set forth in California Civil Code Sections 2787 to 2855, inclusive, 2899 or 3433 and any rights, benefits or defenses resulting from alteration, impairment or suspension in any respect or by any means of any of Borrower's obligations under the Loan

           Documents or any of Lender's rights or remedies under the Loan Documents without Guarantor's prior consent;

      f. Guarantor acknowledges and agrees that Lender is relying on the above waivers in making the Loan, and that these waivers are a material part of the consideration which Lender is receiving for making the Loan;

      g. Guarantor waives presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment and notice of acceptance of this Guaranty;

      h. Guarantor waives the right, if any, to the benefit of, or to direct the application of, any security held by Lender, including, without limitation, the Property described in the Deed of Trust; and, until all the indebtedness and obligations, payment and performance of which are hereby guarantied, have been paid and performed in full, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender; and

      i. Guarantor waives the right to require Lender to proceed against Borrower, to proceed against the Property, or to proceed against any other security now or hereafter held by Lender or to pursue any other remedy in Lender's power.

If this Guaranty is secured by real property owned by Guarantor, Lender and Guarantor agree that Guarantor's waivers pursuant to this Paragraph 6 are meant to apply to the security and collateral provided by Borrower or any other guarantor or pledgor and not to the real property of Guarantor securing this Guaranty; provided, however, that this sentence shall not be applicable with regard to the Property or any portion thereof or any interest therein now owned or hereafter acquired by Guarantor whether with or without the consent of Lender.

      7. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender; and any such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced, received and held by Guarantor as trustee for Lender on account of the indebtedness of Borrower to Lender and without affecting the liability of Guarantor under this Guaranty.

      8. It is not necessary for Lender to inquire into the powers of Borrower or of the officers, partners, joint venturers or agents, if any, acting or purporting to act on Borrower's behalf, and any indebtedness or other obligation made or created in reliance upon the professed exercise of such powers shall be guarantied hereunder.

      9. Guarantor agrees to pay all reasonable attorneys' fees and other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty, including, without limitation, those incurred in connection with any case, action, proceeding, claim or otherwise under Chapters 7, 11 or 13 of the Bankruptcy Code or any successor statute or statutes thereto whether the same be commenced or filed by Borrower, Guarantor or any other person or entity.

      10. This Guaranty shall bind the heirs, devisees, successors and assigns of Guarantor and shall inure to the benefit of the successors and assigns of Lender. As used herein, the term "Guarantor" shall also include any estate created by the commencement of a case under Title 11 of the United States Code or under any successor statute thereto ("Bankruptcy Code") or under any other insolvency, bankruptcy reorganization or liquidation proceeding, or whether acting by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of any person or entity comprising Guarantor or of the property of any such person or entity or acting by similar person or entity duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding.

     11. This Guaranty shall bind the heirs, devisees, successors and assigns of Guarantor and shall inure to the benefit of the successors and assigns of Lender.

     12. This Guaranty shall follow the Note and the Deed of Trust and, in the event that the Note and the Deed of Trust are sold, transferred, assigned or conveyed by Lender, this Guaranty may be likewise sold, transferred, assigned or conveyed by Lender to the successor holder of the Note and the Deed of Trust, and, in such event, the successor holder of this Guaranty may enforce this Guaranty just as if said holder had been originally named as Lender hereunder.

     13. If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or any other Federal or state laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

     14. No term or provision of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any term or provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all other terms and provisions hereof shall remain effective.

     15. This Guaranty shall apply to each of the individuals or entities comprising Guarantor as if each had executed a separate guaranty, and the liability of each Guarantor shall be joint and several. If for any reason this Guaranty is held to be unenforceable against any of the individuals or entities comprising Guarantor, such unenforceability shall not affect the obligations of the remaining individuals or entities comprising Guarantor hereunder, and each Guarantor agrees that suit may be brought against each Guarantor individually to enforce the terms and conditions of this Guaranty.

     16. Any notice, demand, consent, approval, directive, agreement or other communication required or permitted hereunder or under the other Loan Documents shall be in writing and shall be validly given and effectively served if mailed by U.S. mail, first class or certified mail, return receipt requested, postage prepaid, addressed as follows to the person entitled to receive the same:
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If to Lender:            Sun Life Assurance Company of Canada (U.S.)
                         One Sun Life Executive Park
                         Wellesley, Massachusetts  02181
                         Attn:  Legal Department

with a copy to:          Graham & James LLP
                         One Maritime Plaza, Suite 300
                         San Francisco, California 94111
                         Attn:  Bruce W. Hyman, Esq.

To Guarantor:            Integrated Packaging Assembly Corporation
                         2221 Old Oakland Road
                         San Jose, California 95131

with a copy to:          Wilson, Sonsini, Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, California  94304
                         Attn: Debra Summers, Esq.

     17. This Guaranty shall be governed by and construed in accordance with the laws of the State of California. In the event any action is brought against Guarantor hereunder, Guarantor agree to submit to the jurisdiction of the State of California.

     18. This Guaranty embodies the entire agreement of Guarantor and Lender with respect to the matters set forth herein, and supersedes all prior and contemporaneous agreements (whether oral or written) between Guarantor and Lender with respect to the matters set forth herein. No course of prior dealing between Guarantor and Lender, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty.

     19. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

     20. Notwithstanding anything to the contrary in this Guaranty, except with respect to "recourse obligations" described in Section 5.9 of the Deed of Trust, this Guaranty and all rights and privileges of Lender and all obligations and liabilities of Guarantor hereunder shall automatically terminate upon the occurrence of "Lease Termination" (as defined in Section 5.9 of the Deed of Trust)."

     IN WITNESS WHEREOF, Guarantor has executed this Agreement of Guaranty as of the date first above written.


                                         INTEGRATED PACKAGING ASSEMBLY
                                         CORPORATION, a California corporation
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                                         By:  /s/ Tony Lin
                                            _______________________

                                              Its: CFO
                                                  _________________